NORWEST SELECT FUNDS

                                   PROSPECTUS

                                   MAY 1, 1999


                                  -INCOME FUND
                               -INCOME EQUITY FUND
                            -VALUGROWTH (SM) STOCK FUND
                            -SMALL COMPANY STOCK FUND




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY............................................................3


DESCRIPTION OF THE FUNDS.......................................................7


MANAGEMENT OF THE FUNDS.......................................................10


PURCHASE AND SALE OF SHARES...................................................11


DIVIDENDS AND DISTRIBUTIONS...................................................12


OTHER INFORMATION.............................................................12


FINANCIAL HIGHLIGHTS..........................................................13

                               RISK/RETURN SUMMARY

The following is a summary of certain key information about the Funds. You will find additional information about the Funds, including a detailed description of the risks of an investment in a Fund, after this summary.

In this summary, we will describe certain kinds of risks that apply to one or more of the Funds. These risks are:

o MARKET RISk This is the risk that the market value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over longer or shorter periods.

o INTEREST RATE RISk This is the risk that changes in interest rates may affect the value of a Fund's investments in income-producing securities or fixed-income debt securities. Increases in interest rates may cause the value of a Fund's investments in these securities to fall.

o CREDIT RISK This is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation.

The Risk/Return Summary includes a bar chart for each Fund showing its annual returns and a table showing its average annual returns. The bar chart and the table provide an indication of the historical risk of an investment in each Fund by showing:

o changes in the Fund's performance from year to year over 10 years, or, if less, the life of the Fund; and

o how the Fund's average annual returns for one, five, and 10 years, or, if less, the life of the Fund, compare to those of a broad based securities market index.

If the Funds' returns reflected fees charged by your variable life insurance contract/annuity certificate or contract, the returns shown in the bar chart and table for each Fund would be lower.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

o         You may lose money by investing in the Funds.

o An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INCOME FUND

o Objective: The Fund's investment objective is stable current income and competitive total return over an interest-rate cycle.

o Principal Investment Strategies: The Fund primarily invests in a portfolio of investment-grade, intermediate-maturity debt securities.

o Principal Risks: The principal risks of investing in the Fund are market risk, interest rate risk and credit risk.

                      BAR CHART AND PERFORMANCE INFORMATION

The bar chart and table provide an indication of the historical risk of an investment in the Fund.

[EDGAR Representation of bar graph]

1995      1996      1997      1998
----      ----      ----      ----
17.08%    2.37%     9.08%     9.12%


During the period shown in the bar chart, the Fund's:

         BEST QUARTER was 5.99%, second quarter, 1995; and

         WORST QUARTER was -2.19%, first quarter, 1996.


                                PERFORMANCE TABLE

-----------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION
YEAR(S)                                   1 YEAR           5 YEARS          10 YEARS          (6/1/94)
-----------------------------------------------------------------------------------------------------------
INCOME FUND                                9.12%             N/A               N/A             7.94%
-----------------------------------------------------------------------------------------------------------
LEHMAN INTERMEDIATE                        8.42%             N/A               N/A             7.83%
GOVERNMENT/CORPORATE INDEX
-----------------------------------------------------------------------------------------------------------


INCOME EQUITY FUND

o Objective: The Fund's investment objective is long-term capital appreciation, consistent with that of the overall equity securities markets, and above-average dividend income.

o Principal Investment Strategies: The Fund primarily invests in the common stock of large, income-producing domestic companies.

o Principal Risks: The principal risks of investing in the Fund are market risk, interest rate risk and credit risk.

The bar chart and table provide an indication of the historical risk of an investment in the Fund.

[EDGAR Representation of bar graph]

1997      1997
----      ----
26.90%    18.42%


During the period shown in the bar chart, the Fund's:

         BEST QUARTER was 15.63%, fourth quarter, 1998; and

         WORST QUARTER was -9.73%, third quarter, 1998.


                                PERFORMANCE TABLE

-----------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION
YEAR(S)                                   1 YEAR           5 YEARS          10 YEARS          (5/6/96)
-----------------------------------------------------------------------------------------------------------
INCOME EQUITY FUND                        18.42%             N/A               N/A             20.71%
-----------------------------------------------------------------------------------------------------------
S&P 500 INDEX                             28.58%             N/A               N/A             28.94%
-----------------------------------------------------------------------------------------------------------


VALUGROWTH STOCK FUND

o Objective: The Fund's investment objective is long-term capital appreciation.

o Principal Investment Strategies: The Fund primarily invests in a diversified portfolio of common stock and convertible securities.

o Principal Risks: The principal risk of investing in the Fund is market risk.

                      BAR CHART AND PERFORMANCE INFORMATION

The bar chart and table provide an indication of the historical risk of an investment in the Fund.

[EDGAR representation of bar graph]

1995      1996      1997      1998
----      ----      ----      ----
24.15%    20.21%    23.56%    16.18%

During the period shown in the bar chart, the Fund's:

         BEST QUARTER was 19.08%, fourth quarter, 1998; and

         WORST QUARTER was -14.04%, third quarter, 1998.


                                PERFORMANCE TABLE

-----------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION
YEAR(S)                                   1 YEAR           5 YEARS          10 YEARS          (6/1/94)
-----------------------------------------------------------------------------------------------------------
VALUGROWTH STOCK FUND                     16.18%             N/A               N/A             17.57%
-----------------------------------------------------------------------------------------------------------
S&P 500 INDEX                             28.58%             N/A               N/A             26.73%
-----------------------------------------------------------------------------------------------------------

SMALL COMPANY STOCK FUND

o         Objective: The Fund's investment objective is capital appreciation.

o Principal Investment Strategies: The Fund primarily invests in the common stock of small and medium-size domestic companies that have a market capitalization well below that of the average company in the S & P 500 Index.

o Principal Risks: The principal risk of investing in the Fund is market risk. The Fund's investments in small or medium size companies may be more volatile, and differ, sometimes significantly, from the overall U.S. market. The Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

                      BAR CHART AND PERFORMANCE INFORMATION

The bar chart and table provide an indication of the historical risk of an investment in the Fund.

[EDGAR representation of bar graph]

1996      1997      1998
----      ----      ----
31.47%    9.87%     -14.47%


During the period shown in the bar chart, the Fund's:

         BEST QUARTER was 18.76%, second quarter, 1997; and

         WORST QUARTER was -27.93%, third quarter, 1998.


                                PERFORMANCE TABLE

-----------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION
YEAR(S)                                   1 YEAR           5 YEARS          10 YEARS         (5/17/95)
-----------------------------------------------------------------------------------------------------------
SMALL COMPANY STOCK FUND                  -14.47%            N/A               N/A             10.26%
-----------------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX                        -2.24%             N/A               N/A             14.96%
-----------------------------------------------------------------------------------------------------------

                            DESCRIPTION OF THE FUNDS

This section of the Prospectus provides a more complete description of the Funds' investment objectives and principal strategies and risks. There can be, of course, no assurance that any Fund will achieve its investment objective.

INCOME FUND

The Fund's investment objective is to provide stable current income and competitive total return over an interest rate cycle. The Fund invests in a diversified portfolio of fixed and variable rate U.S. Dollar denominated debt securities. These securities cover a broad spectrum of U.S. issuers, including U.S. Government securities, mortgage- and asset-backed securities and the debt securities of financial institutions, corporations, and others.

The Adviser attempts to increase the Fund's performance by applying various fixed income management techniques combined with fundamental economic, credit and market analysis while at the same time controlling total return volatility by targeting the Fund's duration within a narrow band around the Lipper Corporate A-Rated Debt Average. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and generally is less than the security's maturity date. The Fund expects to maintain an average dollar-weighted maturity (or average life in the case of mortgage-backed and similar securities) of between 3 and 15 years. Normally, the Fund's investments will have a duration of between 70% and 130% of the duration of the Lipper Corporate A-Rated Debt Average.

The Fund normally invests:

o at least 80% of its assets in investment-grade debt securities, which are those securities rated within four highest rating categories, or, if unrated, of comparable quality;

o up to 70% of its total assets in corporate securities, bonds, notes, and convertible securities; and

o         at least 30% of its total assets in U.S. Government securities.

The Fund limits its investments in mortgage-backed securities to 50% of its total assets and in other asset-backed securities to 25% of its total assets.

RISK CONSIDERATIONS

The principal risks of the Fund are:

o Market Risk - the risk that the value of the Fund's investments will change, and possibly decrease, in response to fluctuations in the stock markets generally;
o Interest Rate Risk - the risk that changes in interest rates will affect the value of the Fund's investments, in particular, that an increase in interest rates could cause the Fund's net asset value to decline;
o Credit Risk - the risk that the issuer of a security will be unable to pay principal or interest; and
o Management Risk - the risk that the Fund's manager may make poor choices in selecting securities and that the Fund will not perform as well as other bond funds.

The Income Fund invests a significant portion of its assets in mortgage-related securities, which tend to be more volatile than other types of debt securities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Fund must reinvest its assets in debt securities with lower interest rates.

The Fund may  invest  up to 20% of its  assets in debt  securities  rated in the fifth highest rating category, which are considered below investment grade securities (commonly known as "junk bonds"). The Fund's investments in lower-rated debt securities have more interest rate risk and credit risk than investments in higher-rated debt securities.

INCOME EQUITY FUND

The Fund's investment objective is long-term capital appreciation consistent with above-average dividend income. The Fund primarily invests in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. In selecting securities for the Fund, the Adviser uses various valuation measures, including above-average dividend yields and below industry average price to earnings, price to book and price to sales ratios. The Adviser considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index or approximately $3.7 billion. The Fund normally limits its investments in a single company to less than 10% of its total assets.

RISK CONSIDERATIONS

The principal risks of the Fund are:

o Market Risk - the risk that the value of the Fund's investments will change, and possibly decrease, in response to fluctuations in the stock markets generally;
o Credit Risk - the risk that the issue of a security will be unable to pay dividends;
o Interest Rate Risk - the risk that changes in interest rates will affect the value of the Fund's investments, in particular, that an increase in interest rates could cause the Fund's net asset value to decline; and
o Management Risk - the risk that the Fund's manager may make poor choices in selecting securities and that the Fund will not perform as well as other equity funds.

VALUGROWTH STOCK FUND

The Fund's investment objective is long-term capital appreciation. The Fund primarily invests in medium- and large-capitalization companies (companies with a market capitalization of greater than $500 million) that, in the view of the Adviser, possess above average growth characteristics and appear to be undervalued.

The Fund identifies and invests in companies with earnings and dividends growth that is faster than inflation and faster than the economy in general. The Fund invests in companies with growth potential that, in the opinion of the Adviser, has not yet been fully reflected in the market price of the companies' shares. In seeking these investments, the Adviser primarily relies on a company by company analysis (rather than on a broader analysis of industry or economic sector trends). The Adviser considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line or market, the soundness of the company's financial position, and the maintenance of a relatively high rate of return on invested capital and shareholder's equity. Once the Adviser identifies companies as possible investments, it applies a number of valuation measures to determine the relative attractiveness of each company and selects those companies whose shares are most attractively priced.

The Fund may invest in companies that the Adviser considers to be "special situations." Special situation companies often have the potential for significant future earnings growth but have not performed well in the recent past. These situations may include management turnarounds, corporate or asset restructurings, or significantly undervalued assets. These investments form a comparatively small portion of the Fund's portfolio.

RISK CONSIDERATIONS

The principal risks of the Fund are:

o Market Risk - the risk that the value of the Fund's investments will change, and possibly decrease, in response as to fluctuations in the stock or bond markets generally;
o Capitalization Risk - the risk of investments in mid-capitalization companies, which tend to be more volatile than investments in large-cap companies; and
o Management Risk - the risk that the Fund's manager may make poor choices in selecting securities and that the Fund will not perform as well as other equity funds.

SMALL COMPANY STOCK FUND

The Fund's investment objective is capital appreciation. The Fund primarily invests in the common stock of small- and medium-size domestic companies that have a market capitalization well below that of the average company in the S&P 500 Index. The Adviser considers small- and medium-size companies to have a market capitalization of less than $8 billion.

In selecting securities for the Fund, the Adviser seeks securities with significant price appreciation potential and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The Fund invests in companies that may be in a relatively early stage of development or may produce goods and services that have favorable prospects for growth due to increasing demand or developing markets. Frequently, these companies have a small management group and single product or product-line expertise that the Adviser believes may result in an enhanced entrepreneurial spirit and greater focus. The Adviser believes that these companies may develop into significant business enterprises and that an investment in these companies offers a greater opportunity for capital appreciation than an investment in larger, more established companies.

RISK CONSIDERATIONS

The principal risks of the Fund are:

o Market Risk - the risk that the value of the Fund's investments will change, and possibly decrease, in response as to fluctuations in the stock or bond markets generally;
o Capitalization Risk - the risk of investments in small- to mid-capitalization companies, which tend to be more volatile than investments in large-cap companies, and also the additional risks of small-cap companies, which often have limited product lines, markets, or financial resources; and
o Management Risk - the risk that the Fund's manager may make poor choices in selecting securities and that the Fund will not perform as well as other equity funds.

Other Investment Information

TEMPORARY DEFENSIVE POSITION
When business or financial conditions warrant, each Fund may assume a temporary defensive position and invest all or any portion of its assets in cash or in cash equivalents. When a Fund has assumed a temporary defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER
The portfolio turnover rate for each Fund is included in the "Financial Highlights" section of this prospectus. The Funds are actively managed and in some cases, in response to market conditions, a Fund's portfolio turnover rate may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

YEAR 2000
Certain computer systems may not process date-related information properly on and after January 1, 2000. The Funds' Adviser and manager are addressing this matter for their systems. The Funds' other service providers have informed the Funds that they are taking similar measures. This matter, if not corrected, could adversely affect the services provided to the Funds or the companies in which the Funds invest and, therefore, could lower the value of your shares.

                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

The Funds' investment adviser is Norwest Investment Management, Inc. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A., located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479. As of March 31, 1999, Norwest managed over $25.6 billion in assets.

Norwest provides investment advisory services and order placement facilities for the Funds. For its services under the investment advisory agreement, for the fiscal year ended December 31, 1998, the Funds paid Norwest the following fees:

                                                    FEE AS A PERCENTAGE
                                                        OF AVERAGE
FUND                                                 DAILY NET ASSETS
-------------------------------------------------------------------------------

INCOME FUND                                                0.60%
INCOME EQUITY FUND                                         0.80%
VALUGROWTH STOCK FUND                                      0.80%
SMALL COMPANY STOCK FUND                                   0.80%

PORTFOLIO MANAGERS

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds' portfolios:

o INCOME FUND - Ms. Marjorie H. Grace, CFA. Ms. Grace has been a Vice President of Norwest since 1997 and a Vice President of Norwest Bank since 1992. She has served as a portfolio manager for the Fund since January 1996 and has been a portfolio manager for other funds at Norwest Bank since 1992.

o INCOME EQUITY FUND - Mr. David L. Roberts, CFA. Mr. Roberts has been a Senior Vice President of Norwest Bank since 1991 and has served as the portfolio manager for the Fund since its inception. He has been associated with Norwest and its affiliates for more than 20 years in various investment-related capacities.

o VALUGROWTH STOCK FUND - Charles J. Meyer, CFA. Mr. Meyer has been associated with Norwest or its affiliates since 1998. Mr. Meyer is a Director - Institutional Portfolio Management. From 1992 to 1998, Mr. Meyer was a portfolio manager for Montana Board of Investments.

o SMALL COMPANY STOCK FUND - Mr. Kenneth Lee and Mr. Thomas Zeifang. Mr. Lee has been associated with Norwest or its affiliates since 1999. Mr. Lee also provides fundamental security analysis and portfolio management at Wells Capital Management Incorporated. Mr. Zeifang has been associated with Norwest or its affiliates since 1999. Mr. Zeifang is also a portfolio manager at Wells Capital Management Incorporated with whom he has been associated since 1995. Prior to 1995, he served as an analyst at Fleet Investment Advisors.

OTHER SERVICE PROVIDERS

The Forum Financial Group of companies provides various services to the Funds. As of December 31, 1998, Forum provided administrative and distribution services to investment companies and collective investment funds with assets of approximately $66.2 billion.


                           PURCHASE AND SALE OF SHARES

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4:00 p.m. Eastern time each day the New York Stock Exchange is open for business. To calculate the NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds' value their securities at their current market value determined on the basis of market quotations or, if quotations are not readily available, such other methods as the Fund's Trustees believe accurately reflect fair market value.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Fund.

HOW TO PURCHASE AND SELL SHARES

The Funds offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the Prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Funds' shares.

                           DIVIDENDS AND DISTRIBUTIONS

The Funds distribute net investment income annually. Each Fund distributes its net capital gain, if any, at least annually. Distributions are automatically reinvested in additional Fund shares at the net asset value next determined unless you elect to have all distributions paid in cash.


                                OTHER INFORMATION

FUND REORGANIZATIONS

On March 25, 1999, the Board of Trustees of Norwest Select Funds approved the reorganization of each Norwest Select Fund into a new portfolio of Wells Fargo Variable Trust. The reorganizations are part of a plan to consolidate the Stagecoach and Norwest fund families following last November's merger of Wells Fargo & Company and Norwest Corporation. Norwest Select Funds will present each proposed fund reorganization to the fund's shareholders for their approval at a special meeting that is planned for August 1999.

If shareholders approve the reorganizations, each Norwest Select Fund will reorganize into a corresponding Wells Fargo Variable Trust portfolio that has substantially similar investment objectives. The Wells Fargo Variable Trust portfolios, with the exception of the portfolio combining with Income Equity Fund, may have somewhat different investment policies and may combine with other Stagecoach or Norwest Select funds.

You may not purchase contracts with respect to the Wells Fargo Variable Trust portfolios until after the reorganizations occur, which is anticipated to be in September 1999.

You need not act with respect to the reorganizations at this time. Norwest Select Funds and Wells Fargo Variable Trust will mail proxy materials to you in June if you are a shareholder as of May 6, 1999. These materials will describe the reorganizations in detail, including any effect on expense ratios. If you become a shareholder with respect to fund shares after that date, you will not be entitled to vote those shares on the fund's reorganization, but you may request a copy of the proxy materials.

You should be aware that, for certain Funds, expense ratio increases of up to 0.40% are contemplated. THE REORGANIZATIONS ARE EXPECTED TO BE TAX-FREE TRANSACTIONS. THE REORGANIZATIONS WILL NOT TRIGGER ANY SALES CHARGES.

If you have any questions or, after early June, if you want to request a copy of the proxy materials, you should call 1-800-394-0736.

                              FINANCIAL HIGHLIGHTS

The Financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                 NET REALIZED                DISTRIBUTIONS

                                                         NET          AND      DISTRIBUTIONS   FROM NET
NORWEST SELECT FUNDS                     BEGINNING   INVESTMENT   UNREALIZED     FROM NET      REALIZED      ENDING
                                            NET        INCOME     GAIN (LOSS)   INVESTMENT       GAIN       NET ASSET   RETURN OF
                                        ASSET VALUE    (LOSS)         ON          INCOME          ON          VALUE      CAPITAL
                                                                  INVESTMENTS                 INVESTMENTS
INCOME FUND
January 1, 1998 to December 31, 1998    $11.06       $0.48       $0.53         ($0.47)       ($0.13)       $11.47     --
January 1, 1997 to December 31, 1997    $10.72       $0.56       $0.41         ($0.56)       ($0.07)       $11.06     --
January 1, 1996 to December 31, 1996    $10.98       $0.50       ($0.24)       ($0.50)       ($0.02)       $10.72     --
January 1, 1995 to December 31, 1995    $9.95        $0.33       $1.36         ($0.66)      --             $10.98     --
June 1, 1994 to December 31, 1994       $10.00       $0.33       ($0.38)      --            --             $9.95      --
INCOME EQUITY FUND
January 1, 1998 to December 31, 1998    $13.68       $0.18       $2.34         ($0.18)       ($0.02)       $16.00     --
January 1, 1997 to December 31, 1997    $10.91       $0.14       $2.79         ($0.14)       ($0.02)       $13.68     --
May 6, 1996 to December 31, 1996        $10.00       $0.08       $0.92         ($0.08)       ($0.01)       $10.91     --
VALUGROWTH STOCK FUND
January 1, 1998 to December 31, 1998    $17.26       $0.13       $2.66         ($0.13)      --             $19.92     --
January 1, 1997 to December 31, 1997    $14.36       $0.11       $3.26         ($0.11)       ($0.32)       $17.26      ($0.04)
January 1, 1996 to December 31, 1996    $12.04       $0.11       $2.32         ($0.11)      --             $14.36     --
January 1, 1995 to December 31, 1995    $9.81        $0.07       $2.30         ($0.14)      --             $12.04     --
June 1, 1994 to December 31, 1994       $10.00       $0.07       ($0.26)      --            --             $9.81      --
SMALL COMPANY STOCK FUND
January 1, 1998 to December 31, 1998    $12.77       $0.03       ($1.89)       ($0.03)      --             $10.88     --
January 1, 1997 to December 31, 1997    $13.50       $0.01       $1.24         ($0.01)       ($1.59)       $12.77      ($0.38)
January 1, 1996 to December 31, 1996    $11.21       $0.02       $3.51         ($0.02)       ($1.22)       $13.50     --
May 1, 1995 to December 31, 1995        $10.00       $0.06       $1.54         ($0.06)       ($0.33)       $11.21     --
---------------------------------------------------------------------------------------------------------------------------------

(a) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(b) Total Return does not reflect any separate account charges under variable annuity contracts or life policies.
(c) Annualized.


       RATIO TO AVERAGE NET ASSETS
   ------------------------------------

       NET                                          Portfolio   Net Assets at
   INVESTMENT      NET        GROSS       TOTAL     Turnover    End of Period
     INCOME     EXPENSES   EXPENSES(A)  RETURN(B)   Rate        (000's
                                                                Omitted)

   5.83%       0.60%       1.33%       9.12%        122.86%     $22,199
   6.00%       0.60%       1.97%       9.08%        179.37%     $9,229
   6.05%       0.60%       2.52%       2.37%        125.23%     $5,959
   6.33%       0.60%       4.67%       17.08%       54.04%      $3,090
   6.45%(c)    0.60%(c)    9.31%(c)    (0.50%)      52.61%      $1,255

   1.47%       0.80%       1.10%       18.42%       1.58%       $86,069
   1.85%       0.80%       1.34%       26.90%       2.85%       $39,888
   2.31%(c)    0.80%(c)    2.51%(c)    9.95%        4.20%       $9,415

   0.81%       0.80%       1.25%       16.18%       16.94%      $35,816
   0.87%       0.80%       1.50%       23.56%       34.58%      $21,764
   1.08%       0.80%       2.02%       20.21%       37.57%      $10,583
   1.24%       0.80%       3.81%       24.15%       25.44%      $4,793
   1.67%(c)    0.80%(c)    8.00%(c)    (1.09%)      16.77%      $1,910

   0.31%       0.80%       1.51%       (14.47%)     135.30%     $13,295
   0.07%       0.80%       1.88%       9.87%        208.95%     $11,482
   0.16%       0.80%       2.82%       31.47%       194.87%     $6,091
   1.02%(c)    0.80%(c)    5.38%(c)    15.95%       51.16%      $2,027
------------------------------------------------------------------------------


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



You may request the following documents for more information about the Funds:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Each Fund has an SAI, which contains more detailed  information  about the Fund,
including  its  operations  and  investment   policies.   The  Funds'  SAIs  are
incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting 1-207-879-1900.

BY PHONE:  For Information: 1-800-338-1348
              For Literature:       1-800-338-1348

Or you may view or obtain these documents from the SEC:

IN PERSON:  at the SEC's Public Reference Room in Washington, D.C.

BY PHONE:  1-800-SEC-0330

BY MAIL:  Public Reference Section
           Securities and Exchange Commission
           Washington, DC 20549-6009
           (duplicating fee required)

ON THE INTERNET:  www.sec.gov

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